Capital and Reserves - Other Equity Instruments (Details) $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)
Capital and Reserves
Interest rate	0.075
Issuance costs	$ 2,000
Perpetual Non-Cumulative Fixed to Fixed Subordinates Notes to 7.5% annual, net of issuance costs of $2 million	$ 197,976	$ 0